EXHIBIT 1

NUMBER                                                                    SHARES
                            APROPOS TECHNOLOGY, INC.
                                     [LOGO]
----------                                                            ----------

              INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

COMMON SHARES                                                      COMMON SHARES
  $0.01 PAR VALUE                                                $0.01 PAR VALUE


                                                   CUSIP 038334 10 8

                                        SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that


is the owner of

                    COMMON SHARES OF APROPOS TECHNOLOGY, INC.
(hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused this Certificate to be signed by its duly authorized officers.

         Dated:

/s/ Michael J. Profita                                   /s/ Kevin G. Kerns
CHIEF FINANCIAL OFFICER,                                 CHIEF EXECUTIVE OFFICER
VICE PRESIDENT, FINANCE,                                 AND PRESIDENT
TREASURER AND SECRETARY

Countersigned and Registered:

HARRIS TRUST AND SAVINGS BANK
         Transfer Agent and Registrar


By:___________________________________
       Authorized Signature

                            APROPOS TECHNOLOGY, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF ALL OF THE DESIGNATIONS, PREFERENCES, QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND SPECIAL OR RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF TRANSFER MIN ACT - _____ Cust _____
TEN ENT - as tenants by the entireties                      (Custodian)  (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ________________________
          in common                                           (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, ____________________ hereby sell, assign and transfer unto

TAXPAYER IDENTIFYING NUMBER
--------------------------------------

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              (PLEASE PRINT OR TYPE - NAME AND ADDRESS OF ASSIGNEE

                                                                          SHARES
-------------------------------------------------------------------------

TAXPAYER IDENTIFYING NUMBER
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              (PLEASE PRINT OR TYPE - NAME AND ADDRESS OF ASSIGNEE

------------------------------------------------------------------------- SHARES
of the common shares represented by the within Certificate and do hereby irrevocably constitute and appoint --------------------------------------------
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                      , 20__
      ---------------------

                                                --------------------------------
                                                       Signature(s)


IMPORTANT
BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH REQUIREMENTS PRINTED BELOW

         THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A NEW YORK OR MIDWEST STOCK EXCHANGE MEMBER OR FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER OFFICE.

Signature(s) Guaranteed

         IMPORTANT
A NOTARY SEAL IS NOT ACCEPTABLE. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERICAL BANKS, TRUST COMPANY,
SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.



                                                --------------------------------
                                                Medallion Signature(s) Guarantee